ICAP
                                  SEMI-ANNUAL
                                     REPORT

                                 June 30, 1997


                                   ICAP Funds

                                 Discretionary
                                     Equity
                                   Portfolio

                                     Equity
                                   Portfolio


                               Table of Contents
                                                                  page

Letter to Shareholders                                               1

Investment Highlights                                                4

Schedules of Investments
  Discretionary Equity Portfolio                                     6
  Equity Portfolio                                                  10

Statements of Assets and Liabilities                                14

Statements of Operations                                            15

Statements of Changes in Net Assets
  Discretionary Equity Portfolio                                    16
  Equity Portfolio                                                  17

Financial Highlights
  Discretionary Equity Portfolio                                    18
  Equity Portfolio                                                  19

Notes to Financial Statements                                       20



                      This page intentionally left blank.




                                   July 1997


                               Dear Shareholder:

The first half of 1997 produced much higher returns for equities than we anticipated going into the year. It was actually a very simple story: profits were better than expected, interest rates were lower than we expected and there was a record amount of merger and acquisition activity (both here and abroad). While many managers had difficulty keeping up with this appreciation, the ICAP Equity Portfolio returned 21.7%, and the Discretionary Portfolio was up 20.8%, versus 20.6% for the S&P 500 for the first half of 1997. Your returns were well within the top quartile of all money managers for this time period. Moreover, the ICAP Equity Portfolio is the only fund in the Lipper Growth & Income universe that beat the S&P in 1995, again in 1996 and followed through by besting the market in the first half of 1997. <F1><F2>

Despite my reference to the story of 1997's first half as being a simple one, there is actually a more complex phenomenon at work. Currently a global stock market battle is being waged between two opposing schools of thought. On the one hand, there is a school that says that we have entered a new "golden age," and on the other hand, there are the traditionalists who see a looming crunch in resource utilization (which would lead to higher interest rates and lower stock prices). Currently, the battle is being won by the believers in the new order. The case for the new order rests on sustained growth without inflation. The crux of this case rests on the following tenets:

1) Productivity growth in the US is very strong, and under-reported, as a result of massive investments during the 1990s in highly effective new technology. Consequently, even the low rates of currently reported inflation are being overstated.

2) Strong demand in the US and selected other countries is being more than offset by slack operating rates in Europe and Japan, as well as by strong output growth in South East Asia (including China).

3) A modest upturn in Japan and Germany in 1998 will be met by reduced growth in the US, allowing for a continuation of noninflationary growth.

4) Developed countries are generally pursuing tighter fiscal policies (the French elections notwithstanding) and easy monetary policies. This background is favorable for equities.

5) Economic crises in Latin America and Eastern Europe (including Russia) are receding, and these countries are beginning to show balanced growth with investment and exports now better-matched with domestic consumption.

6) The demographic profile of aging baby boomers all around the world calls for less consumption and more savings (primarily in the form of packaged mutual fund products), which will likely provide for more demand for equities.

As acceptance of this case advanced, the first half of 1997 produced nearly ideal conditions for equities. Solid growth, declining inflation, and better-than-expected profits, led to an expansion in P/Es to near record levels. While we acknowledge many of the tenets of this "new order," we would still count ourselves as "traditionalists," and we are concerned about the current levels of valuation which leave little margin for error. However, given the low level of current inflation, we feel that it is too soon to significantly reduce equity exposure.

At ICAP we have long believed that "tight money," or reduced liquidity for equities, is the signal to take a more conservative stance - a position that we have adopted many times in the past. At this juncture, despite valuations which are very stretched, there is little evidence that conditions will be moving shortly to a period of reduced liquidity. Despite distinct signs of tightness in US labor markets, Greenspan, Rubin and Clinton seem to have endorsed the "new order" and they will need more evidence of a wider spread of inflation before short-circuiting expansion that is supposed to provide socio-economic benefits along all rungs of the economic ladder. Moreover, many warning signs of inflation, including trends in gold, commodity prices and the dollar, are all relatively benign.

Consequently, while market returns have more than met our initial expectations for the year, we see only a modest chance of severe tightening in the short run. While our predilection is to err on the side of conservatism, we can still find many individual stocks which meet the three criteria which are central to our investment process:

  a)  15% or more under valuation relative to the S&P 500;
  b)  an earnings revision trend that is not overly negative; and
  c)  the presence of important macro or stock-specific catalysts.

Most of the stocks that we find which meet these criteria fall in the category of corporate restructurings. As we have written to you before, our view is that restructurings are particularly appropriate for today's market. Restructuring candidates have generally been poor market performers over the past several years, thereby implying that they have less risk. Moreover, new managements can frequently jump-start the earnings of a company and generate a large rate of change - even in a macro environment where the rate of corporate profit growth is slowing. Such improvement is frequently rewarded with a higher P/E, even in a market where the P/E is high or perhaps falling. The combination of these factors can provide superior reward potential on a bottom-up basis. Your portfolio continues to have many opportunities of this nature, including Philips Electronics, Novartis and Rhone-Poulenc, which significantly aided performance in the first half of this year.

Thank you for your continuing support of the ICAP Funds.

Very truly yours,

/s/ Robert H. Lyon
Robert H. Lyon
President

<F1> Source, Lipper Analytical Services.

<F2> Past performance is no guarantee of future results. In the absence of existing fee waivers, total returns would be reduced. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.




                             INVESTMENT HIGHLIGHTS
                      ICAP Discretionary Equity Portfolio

                                  Total Return

Portfolio Total Return
FOR THE PERIOD ENDED 6/30/97
----------------------------
ONE YEAR              38.2%

AVERAGE ANNUAL
SINCE COMMENCEMENT    33.3%

                      12/31/94           3/31/95             6/30/95             9/30/95             12/31/95           3/31/96
ICAP Discretionary
   Equity Portfolio  100,000.00          108,812.40          122,344.82          131,897.92          135,211.67         145,950.46
S&P 500 Stock Index  100,000.00          109,736.55          120,212.78          129,765.13          137,577.90         144,962.49

                      6/30/96             9/30/96             12/31/96            3/31/97             6/30/97
ICAP Discretionary
   Equity Portfolio  148,276.61          153,348.78          169,759.05          176,494.69          204,979.02
S&P 500 Stock Index  151,467.82          156,149.13          169,165.68          173,701.05          204,025.67

This chart assumes an initial gross investment of $100,000 made on 12/31/94. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. A direct investment in the S&P 500 Stock Index is not possible.

                                SECTOR BREAKDOWN

                             ICAP Discretionary
                              Equity Portfolio              S&P 500 Stock Index
Basic Industries                     7.1%                          5.6%
Capital Equipment-
  Technology                        13.5%                         13.3%
Capital Spending                    11.6%                          9.5%
Consumer Durables                    6.3%                          2.7%
Consumer Services                   13.8%                          5.1%
Consumer Staples                     4.6%                         13.0%
Energy                               2.2%                          9.5%
Financial                            9.3%                         15.5%
Healthcare                          11.6%                         11.4%
Retail                               3.6%                          5.0%
Transportation                       7.3%                          0.9%
Utilities                            9.1%                          8.5%


                             INVESTMENT HIGHLIGHTS

                             ICAP Equity Portfolio

                                  Total Return

Portfolio Total Return
FOR THE PERIOD ENDED 6/30/97
----------------------------
ONE YEAR              40.0%

AVERAGE ANNUAL
SINCE COMMENCEMENT    35.5%

                       12/31/94           3/31/95             6/30/95             9/30/95             12/31/95            3/31/96
ICAP Equity Portfolio 100,000.00         109,246.39          123,850.87          134,727.64          138,853.00          150,466.83
S&P 500 Stock Index   100,000.00         109,736.55          120,212.78          129,765.13          137,577.90          144,962.49

                        6/30/96           9/30/96             12/31/96            3/31/97             6/30/97
ICAP Equity Portfolio 152,460.84         157,784.04          175,313.64          182,012.06          213,374.41
S&P 500 Stock Index   151,467.82         156,149.13          169,165.68          173,701.05          204,025.67


This chart assumes an initial gross investment of $100,000 made on 12/31/94. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. A direct investment in the S&P 500 Stock Index is not possible.


                                SECTOR BREAKDOWN

                             ICAP Equity Portfolio          S&P 500 Stock Index

Basic Industries                     6.9%                          5.6%
Capital Equipment-
  Technology                        12.7%                         13.3%
Capital Spending                    11.3%                          9.5%
Consumer Durables                    7.9%                          2.7%
Consumer Services                   13.1%                          5.1%
Consumer Staples                     4.4%                         13.0%
Energy                               2.1%                          9.5%
Financial                            9.3%                         15.5%
Healthcare                          12.6%                         11.4%
Retail                               3.8%                          5.0%
Transportation                       7.1%                          0.9%
Utilities                            8.8%                          8.5%


                         DISCRETIONARY EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                           June 30, 1997 (Unaudited)

   NUMBER
 OF SHARES                                                    VALUE
 ----------                                                   -----

            COMMON STOCKS  91.67%

            AUTOS & TRUCKS 5.72%
   114,800  Ford Motor Co.                                $  4,333,700
    71,650  General Motors Corp.                             3,990,009
                                                          ------------
                                                             8,323,709
                                                          ------------

            BANKS 4.40%
    71,700  Banc One Corp.                                   3,472,969
    10,850  Wells Fargo & Co.                                2,924,075
                                                          ------------
                                                             6,397,044
                                                          ------------

            CHEMICALS 4.55%
    45,650  Akzo Nobel N.V. ADR                              3,155,556
    55,084  Du Pont (E.I.) de Nemours & Co.                  3,463,407
                                                          ------------
                                                             6,618,963
                                                          ------------
            COMPUTER SYSTEMS 4.74%
    45,884  International Business Machines Corp.            4,138,163
    74,200  Sun Microsystems, Inc.*                          2,761,631
                                                          ------------
                                                             6,899,794
                                                          ------------

            DEFENSE 8.46%
    74,500  Boeing Co.                                       3,953,156
    42,700  Northrop Grumman Corp.                           3,749,594
    90,100  Raytheon Co.                                     4,595,100
                                                          ------------
                                                            12,297,850
                                                          ------------

            DRUGS & SUPPLIES 7.27%
    47,294  American Home Products Corp.                     3,617,991
    37,051  Novartis AG - ADR                                2,968,526
    95,700  Rhone-Poulenc SA - ADR                           3,983,512
                                                          ------------
                                                            10,570,029
                                                          ------------

            ELECTRONICS 6.12%
    28,400  Advanced Micro Devices, Inc.*                    1,022,400
    86,050  Philips Electronics N.V.                         6,184,844
    21,250  SGS - Thomson Microelectronics N.V.*             1,700,000
                                                          ------------
                                                             8,907,244
                                                          ------------

See notes to financial statements.



                         DISCRETIONARY EQUITY PORTFOLIO
                        SCHEDULE OF INVESTMENTS (CONT'D.)

                           June 30, 1997 (Unaudited)

  NUMBER
OF SHARES                                                     VALUE
---------                                                     -----
            ENTERTAINMENT 3.23%
   109,700  Host Marriott Corp.*                            $1,954,031
    44,800  ITT Corp.*                                       2,735,600
                                                          ------------
                                                             4,689,631
                                                          ------------

            FINANCIAL - MISCELLANEOUS 1.13%
    38,000  Morgan Stanley, Dean Witter, Discover & Co.      1,636,375
                                                          ------------

            FOOD, TOBACCO & BEVERAGE 1.83%
    68,000  Grand Metropolitan PLC - ADR                     2,664,750
                                                          ------------

            HEALTHCARE - MISCELLANEOUS 3.39%
    30,700  Aetna, Inc.                                      3,142,912
    60,550  Tenet Healthcare Corp.*                          1,790,009
                                                          ------------
                                                             4,932,921
                                                          ------------

            INSURANCE 2.82%
    56,262  Allstate Corp.                                   4,107,126
                                                          ------------

            MEDIA 4.43%
   100,950  Dun and Bradstreet Corp.                         2,649,937
    29,050  Tribune Co.                                      1,396,216
   118,750  U S WEST Media Group*                            2,404,688
                                                          ------------
                                                             6,450,841
                                                          ------------

            METALS 1.97%
    40,200  Reynolds Metals Co.                              2,864,250
                                                          ------------

            NATURAL GAS 1.39%
    81,100  Union Pacific Resources Group                    2,017,363
                                                          ------------

            NON-DEFENSE CAPITAL SPENDING 2.19%
    46,150  Case Corp.                                       3,178,581
                                                          ------------

            OIL 0.68%
    19,200  Ashland Inc.                                       890,400
     2,000  Elf Aquitaine - ADR                                108,875
                                                          ------------
                                                               999,275
                                                          ------------

See notes to financial statements.



                         DISCRETIONARY EQUITY PORTFOLIO
                        SCHEDULE OF INVESTMENTS (CONT'D.)

                           June 30, 1997 (Unaudited)

  NUMBER
OF SHARES                                                     VALUE
---------                                                     -----
            RETAIL 3.17%
    37,500  Dillard's, Inc.                            $     1,298,438
    76,992  Federated Department Stores, Inc.*               2,675,472
    32,800  Office Depot, Inc.*                                637,550
                                                          ------------
                                                             4,611,460
                                                          ------------

            SERVICES - MISCELLANEOUS 4.92%
    33,900  AMR Corp.*                                       3,135,750
    25,700  Continental Airlines, Inc. -  Class B*             897,894
    13,200  HFS, Inc.*                                         765,600
   117,567  Peninsular & Oriental - ADR                      2,347,807
                                                          ------------
                                                             7,147,051
                                                          ------------

            SOFTWARE & SERVICES 1.84%
    60,800  First Data Corp.                                 2,671,400
                                                          ------------

            TELEPHONE 8.32%
   108,500  MCI Communications Corp.                         4,153,516
    79,100  Nynex Corp.                                      4,558,137
    64,500  Sprint Corp.                                     3,394,313
                                                          ------------
                                                            12,105,966
                                                          ------------

            TOYS 2.42%
    76,900  Hasbro, Inc.                                     2,182,037
    39,335  Mattel, Inc.                                     1,332,473
                                                          ------------
                                                             3,514,510
                                                          ------------

            TRANSPORTATION 6.68%
    43,484  Burlington Northern Santa Fe Corp.               3,908,125
    84,700  Canadian Pacific, Ltd.                           2,408,656
    48,210  Union Pacific Corp.                              3,398,805
                                                          ------------
                                                             9,715,586
                                                          ------------

            TOTAL COMMON STOCKS
            (cost $106,156,216)                            133,321,719
                                                          ------------

See notes to financial statements.



                         DISCRETIONARY EQUITY PORTFOLIO
                        SCHEDULE OF INVESTMENTS (CONT'D.)

                           June 30, 1997 (Unaudited)

PRINCIPAL
  AMOUNT                                                      VALUE
---------                                                     -----
            SHORT-TERM INVESTMENTS 8.99%

            DISCOUNTED COMMERCIAL PAPER 6.58%
$2,500,000  Minnesota Mining & Manufacturing Co.,
            5.43%, 7/15/97                             $     2,494,876
 1,600,000  Pepsico, Inc., 5.50%, 7/23/97                    1,594,771
 5,500,000  Walt Disney Co., 5.45%, 7/24/97                  5,481,488
                                                          ------------
                                                             9,571,135
                                                          ------------

            MONEY MARKET 2.41%
 3,503,046  Money Market Fiduciary                           3,503,046
                                                          ------------

            TOTAL SHORT-TERM INVESTMENTS
            (cost $13,074,181)                              13,074,181
                                                          ------------

            TOTAL INVESTMENTS 100.66%
            (cost $119,230,397)                            146,395,900

            Liabilities, less Cash
            and Other Assets (0.66)%                         (957,620)
                                                          ------------

            NET ASSETS 100.00%                            $145,438,280
                                                          ============


See notes to financial statements.
* Non-income producing



                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                           June 30, 1997 (Unaudited)

  NUMBER
OF SHARES                                                     VALUE
---------                                                     -----
            COMMON STOCKS  96.40%

            AUTOS & TRUCKS 5.91%
   228,700  Ford Motor Co.                                $  8,633,425
   143,300  General Motors Corp.                             7,980,019
                                                          ------------
                                                            16,613,444
                                                          ------------

            BANKS 4.81%
   151,800  Banc One Corp.                                   7,352,813
    22,850  Wells Fargo & Co.                                6,158,075
                                                          ------------
                                                            13,510,888
                                                          ------------

            BUILDING 1.71%
    65,500  Armstrong World Industries, Inc.                 4,806,062
                                                          ------------

            CHEMICALS 4.55%
    85,500  Akzo Nobel N.V. ADR                              5,910,188
   109,416  Du Pont (E.I.) de Nemours & Co.                  6,879,531
                                                          ------------
                                                            12,789,719
                                                          ------------

            COMPUTER SYSTEMS 4.84%
    92,616  International Business Machines Corp.            8,352,806
   141,100  Sun Microsystems, Inc.*                          5,251,566
                                                          ------------
                                                            13,604,372
                                                          ------------

            DEFENSE 8.76%
   145,700  Boeing Co.                                       7,731,206
    87,900  Northrop Grumman Corp.                           7,718,719
   179,850  Raytheon Co.                                     9,172,350
                                                          ------------
                                                            24,622,275
                                                          ------------

            DRUGS & SUPPLIES 8.66%
   104,606  American Home Products Corp.                     8,002,359
   103,719  Novartis AG - ADR                                8,309,966
   193,000  Rhone-Poulenc SA - ADR                           8,033,625
                                                          ------------
                                                            24,345,950
                                                          ------------

            ELECTRONICS 5.92%
    57,600  Advanced Micro Devices, Inc.*                    2,073,600
   158,730  Philips Electronics N.V.                        11,408,719
    39,500  SGS - Thomson Microelectronics N.V.*             3,160,000
                                                          ------------
                                                            16,642,319
                                                          ------------

See notes to financial statements.



                                EQUITY PORTFOLIO
                        SCHEDULE OF INVESTMENTS (CONT'D.)

                           June 30, 1997 (Unaudited)

  NUMBER
OF SHARES                                                     VALUE
---------                                                     -----
            ENTERTAINMENT 3.31%
   209,250  Host Marriott Corp.*                          $  3,727,266
    91,350  ITT Corp.*                                       5,578,059
                                                          ------------
                                                             9,305,325
                                                          ------------

            FINANCIAL - MISCELLANEOUS 1.18%
    77,300  Morgan Stanley, Dean Witter, Discover & Co.      3,328,731
                                                          ------------

            FOOD, TOBACCO & BEVERAGE 1.87%
   133,800  Grand Metropolitan PLC - ADR                     5,243,287
                                                          ------------

            HEALTHCARE - MISCELLANEOUS 3.51%
    63,450  Aetna, Inc.                                      6,495,694
   114,100  Tenet Healthcare Corp.*                          3,373,081
                                                          ------------
                                                             9,868,775
                                                          ------------

            INSURANCE 2.75%
   105,715  Allstate Corp.                                   7,717,195
                                                          ------------

            MEDIA 4.26%
   207,100  Dun and Bradstreet Corp.                         5,436,375
    33,950  Tribune Co.                                      1,631,722
   241,450  U S WEST Media Group*                            4,889,362
                                                          ------------
                                                            11,957,459
                                                          ------------

            METALS 2.13%
    83,950  Reynolds Metals Co.                              5,981,437
                                                          ------------

            NATURAL GAS 1.35%
   152,100  Union Pacific Resources Group                    3,783,488
                                                          ------------

            NON-DEFENSE CAPITAL SPENDING 2.10%
   164,500  AGCO Corp.                                       5,911,719
                                                          ------------

            OIL 0.71%
    38,700  Ashland Inc.                                     1,794,712
     3,950  Elf Aquitaine - ADR                                215,028
                                                          ------------
                                                             2,009,740
                                                          ------------

See notes to financial statements.



                                EQUITY PORTFOLIO
                        SCHEDULE OF INVESTMENTS (CONT'D.)

                           June 30, 1997 (Unaudited)

  NUMBER
OF SHARES                                                     VALUE
---------                                                     -----
            RETAIL 3.51%
    92,000  Dillard's, Inc.                            $     3,185,500
   155,058  Federated Department Stores, Inc.*               5,388,266
    66,900  Office Depot, Inc.*                              1,300,369
                                                          ------------
                                                             9,874,135
                                                          ------------

            SERVICES - MISCELLANEOUS 5.01%
    64,000  AMR Corp.*                                       5,920,000
    52,300  Continental Airlines, Inc. -  Class B*           1,827,231
    26,600  HFS, Inc.*                                       1,542,800
   239,589  Peninsular & Oriental - ADR                      4,784,593
                                                          ------------
                                                            14,074,624
                                                          ------------

            SOFTWARE & SERVICES 1.79%
   114,250  First Data Corp.                                 5,019,859
                                                          ------------

            TELEPHONE 8.53%
   224,600  MCI Communications Corp.                         8,597,969
   152,200  Nynex Corp.                                      8,770,525
   125,400  Sprint Corp.                                     6,599,175
                                                          ------------
                                                            23,967,669
                                                          ------------

            TOYS 2.41%
   142,625  Hasbro, Inc.                                     4,046,984
    80,048  Mattel, Inc.                                     2,711,626
                                                          ------------
                                                             6,758,610
                                                          ------------

            TRANSPORTATION 6.82%
    85,266  Burlington Northern Santa Fe Corp.               7,663,282
   172,700  Canadian Pacific, Ltd.                           4,911,156
    93,340  Union Pacific Corp.                              6,580,470
                                                          ------------
                                                            19,154,908
                                                          ------------

            TOTAL COMMON STOCKS
            (cost $225,864,431)                            270,891,990
                                                          ------------

See notes to financial statements.



                                EQUITY PORTFOLIO
                        SCHEDULE OF INVESTMENTS (CONT'D.)

                           June 30, 1997 (Unaudited)

PRINCIPAL
  AMOUNT                                                      VALUE
---------                                                     -----

            SHORT-TERM INVESTMENTS 6.72%

            DISCOUNTED COMMERCIAL PAPER 2.49%
$7,000,000  AT&T Corp., 5.48%, 7/1/97                    $   7,000,000
                                                          ------------

            MONEY MARKET 4.23%
11,880,518  Money Market Fiduciary                          11,880,518
                                                          ------------

            TOTAL SHORT-TERM INVESTMENTS
            (cost $18,880,518)                              18,880,518
                                                          ------------

            TOTAL INVESTMENTS 103.12%
            (cost $244,744,949)                            289,772,508

            Liabilities, less Cash
            and Other Assets (3.12)%                       (8,780,320)
                                                          ------------

            NET ASSETS 100.00%                            $280,992,188
                                                          ============


See notes to financial statements.

* Non-income producing




                                ICAP FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES

                           June 30, 1997 (Unaudited)

                                           DISCRETIONARY
                                               EQUITY              EQUITY
                                             PORTFOLIO           PORTFOLIO
                                             ---------           ---------
ASSETS:
Investments, at value
 (cost $119,230,397 and
  $244,744,949, respectively)              $146,395,900        $289,772,508

Receivable for securities sold                1,029,994           2,038,598
Interest and dividends receivable               236,510             452,584
Prepaid blue sky fees                            22,867              20,471
Deferred organization costs                      18,178              18,177
                                           ------------        ------------
    Total Assets                            147,703,449         292,302,338
                                           ------------        ------------

LIABILITIES:
Payable for securities purchased              1,320,836           9,919,906
Dividend payable                                836,068           1,196,601
Accrued investment advisory fee                  68,166             143,879
Accrued expenses                                 40,099              49,764
                                           ------------        ------------
    Total Liabilities                         2,265,169          11,310,150
                                           ------------        ------------

NET ASSETS                                 $145,438,280        $280,992,188
                                           ============        ============

NET ASSETS CONSIST OF:
Capital stock                             $      41,115     $        74,595
Paid-in-capital in excess of par            106,431,763         220,281,660
Undistributed net investment income               2,017               2,015
Undistributed net realized gain
  on investments                             11,797,882          15,606,359
Net unrealized appreciation on
  investments                                27,165,503          45,027,559
                                           ------------        ------------

NET ASSETS                                 $145,438,280        $280,992,188
                                           ============        ============

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                  100,000,000         100,000,000
Issued and outstanding                        4,111,450           7,459,502

NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                         $35.37              $37.67
                                                 ======              ======

See notes to financial statements.



                                ICAP FUNDS, INC.
                            STATEMENTS OF OPERATIONS

               For the Six Months Ended June 30, 1997 (Unaudited)

                                           DISCRETIONARY
                                               EQUITY              EQUITY
                                             PORTFOLIO           PORTFOLIO
                                             ---------           ---------
INVESTMENT INCOME:
Dividends                                 $  1,454,097<F1>    $  2,249,384<F2>
Interest                                        251,949             197,817
                                           ------------        ------------
                                              1,706,046           2,447,201
                                           ------------        ------------

EXPENSES:
Investment advisory fees                        523,927             825,437
Fund administration and accounting fees          76,136              94,980
Federal and state registration fees              21,718              23,612
Directors' fees and expenses                     11,256              11,434
Custody fees                                     10,870              11,256
Legal fees                                       10,624              10,623
Shareholder servicing                            10,018              10,586
Audit fees                                        6,800               6,800
Amortization of organization costs                3,598               3,598
Reports to shareholders                           3,255               3,347
Other                                             2,655               2,582
                                           ------------        ------------

Total expenses before waiver                    680,857           1,004,255
Waiver of expenses by adviser                 (156,930)           (178,818)
                                           ------------        ------------

Net expenses                                    523,927             825,437
                                           ------------        ------------

NET INVESTMENT INCOME                         1,182,119           1,621,764
                                           ------------        ------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investments             12,370,429          15,945,698
Change in unrealized appreciation
  on investments                             11,517,119          26,188,447
                                           ------------        ------------

Net gain on investments                      23,887,548          42,134,145
                                           ------------        ------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                             $25,069,667         $43,755,909
                                           ============        ============

<F1>  Net of $48,809 in foreign withholding taxes.
<F2>  Net of $78,533 in foreign withholding taxes.

See notes to financial statements.



                         DISCRETIONARY EQUITY PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                  (Unaudited)

                                             SIX MONTHS             YEAR
                                               ENDED               ENDED
                                           JUNE 30, 1997       DEC. 31, 1996
                                           -------------       -------------
OPERATIONS:
Net investment income                    $    1,182,119      $    1,208,695
Net realized gain on investments             12,370,429           6,299,055
Change in unrealized appreciation
   on investments                            11,517,119          13,371,227
                                           ------------        ------------
Net increase in net assets
   resulting from operations                 25,069,667          20,878,977
                                           ------------        ------------

DISTRIBUTIONS PAID FROM:
Net investment income                       (1,220,234)         (1,180,843)
Net realized gain on investments                     --         (6,853,187)
                                           ------------        ------------
Net decrease in net assets resulting
   from distributions paid                  (1,220,234)         (8,034,030)
                                           ------------        ------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                  19,626,095          60,577,180
Shares issued to holders in
   reinvestment of distributions                375,046           7,940,201
Shares redeemed                             (8,692,121)         (8,444,934)
                                           ------------        ------------
Net increase in net assets resulting
   from capital share transactions           11,309,020          60,072,447
                                           ------------        ------------

TOTAL INCREASE IN NET ASSETS                 35,158,453          72,917,394

NET ASSETS:
Beginning of period                         110,279,827          37,362,433
                                           ------------        ------------
End of period                              $145,438,280        $110,279,827
                                           ============        ============

See notes to financial statements.




                                EQUITY PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                  (Unaudited)

                                             SIX MONTHS             YEAR
                                                ENDED              ENDED
                                           JUNE 30, 1997       DEC. 31, 1996
                                           -------------       -------------
OPERATIONS:
Net investment income                    $    1,621,764      $    1,035,190
Net realized gain on investments             15,945,698           5,779,806
Change in unrealized appreciation
   on investments                            26,188,447          15,258,719
                                           ------------        ------------
Net increase in net assets resulting
   from operations                           43,755,909          22,073,715
                                           ------------        ------------

DISTRIBUTIONS PAID FROM:
Net investment income                       (1,662,199)           (998,870)
Net realized gain on investments                     --         (6,104,860)
                                           ------------        ------------
Net decrease in net assets resulting
   from distributions paid                  (1,662,199)         (7,103,730)
                                           ------------        ------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                 100,259,299         101,599,973
Shares issued to holders in
   reinvestment of distributions                436,044           6,875,245
Shares redeemed                            (10,921,475)        (21,108,211)
                                           ------------        ------------
Net increase in net assets resulting
   from capital share transactions           89,773,868          87,367,007
                                           ------------        ------------

TOTAL INCREASE IN NET ASSETS                131,867,578         102,336,992

NET ASSETS:
Beginning of period                         149,124,610          46,787,618
                                           ------------        ------------
End of period                              $280,992,188        $149,124,610
                                           ============        ============

See notes to financial statements.



                         DISCRETIONARY EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                  (Unaudited)

                                 SIX MONTHS        YEAR              YEAR
                                    ENDED          ENDED            ENDED
(For a share outstanding        JUNE 30, 1997  DEC. 31, 1996  DEC. 31, 1995<F1>
throughout the period)          -------------  -------------   ----------------

Net asset value, beginning
  of period                          $29.55         $25.42           $20.00

Income from investment
operations:
  Net investment income                0.29           0.36             0.31
  Net realized and unrealized
    gain on investments                5.83           6.09             6.70
                                     ------         ------           ------
    Total income from investment
      operations                       6.12           6.45             7.01
                                     ------         ------           ------

Less distributions:
  From net investment income         (0.30)         (0.36)           (0.31)
  From net realized gain on
    investments                          --         (1.96)           (1.27)
  In excess of book net realized
    gain on investments                  --             --           (0.01)
                                     ------         ------           ------
    Total distributions              (0.30)         (2.32)           (1.59)
                                     ------         ------           ------

Net asset value, end of period       $35.37         $29.55           $25.42
                                     ======         ======           ======

Total return<F2>                     20.75%         25.55%           35.21%

Supplemental data and ratios:
  Net assets, end of period
    (in thousands)                 $145,438       $110,280          $37,362
  Ratio of expenses to average
    net assets<F3><F4>                0.80%          0.80%            0.80%
  Ratio of net investment income
    to average net assets<F3><F4>     1.79%          1.35%            1.71%
  Portfolio turnover rate<F2>           61%           138%             102%
  Average commission rate paid on
    portfolio investment
    transactions                    $0.0376        $0.0356              N/A

<F1> Commencement of operations January 1, 1995.
<F2> Not annualized for the six months ended June 30, 1997.
<F3> Net of waivers by ICAP. Without waivers of expenses, the ratio of expenses to average net assets would have been 1.03%, 1.11% and 1.56%, and the ratio of net investment income to average net assets would have been 1.56%, 1.04% and 0.95%, respectively.
<F4> Annualized.

See notes to financial statements.




                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                  (Unaudited)

                                 SIX MONTHS        YEAR              YEAR
                                    ENDED          ENDED            ENDED
(For a share outstanding        JUNE 30, 1997  DEC. 31, 1996  DEC. 31, 1995<F1>
throughout the period)          -------------  -------------   ----------------

Net asset value, beginning
   of period                         $31.16         $26.03           $20.00

Income from investment
operations:
  Net investment income                0.23           0.31             0.28
  Net realized and unrealized
    gain on investments                6.52           6.49             7.45
                                     ------         ------           ------
    Total income from
      investment operations            6.75           6.80             7.73
                                     ------         ------           ------

Less distributions:
  From net investment income         (0.24)         (0.30)           (0.28)
  From net realized gain on
    investments                          --         (1.37)           (1.41)
  In excess of book net realized
    gain on investments                  --             --           (0.01)
                                     ------         ------           ------
    Total distributions              (0.24)         (1.67)           (1.70)
                                     ------         ------           ------

Net asset value, end of period       $37.67         $31.16           $26.03
                                     ======         ======           ======

Total return<F2>                     21.71%         26.26%           38.85%

Supplemental data and ratios:
  Net assets, end of period
    (in thousands)                 $280,992       $149,125          $46,788
  Ratio of expenses to average
    net assets<F3><F4>                0.80%          0.80%            0.80%
  Ratio of net investment income
    to average net assets<F3><F4>     1.56%          1.15%            1.49%
  Portfolio turnover rate<F2>           51%           125%             105%
  Average commission rate paid on
    portfolio investment
    transactions                    $0.0370        $0.0365              N/A

<F1> Commencement of operations January 1, 1995.
<F2> Not annualized for the six months ended June 30, 1997.
<F3> Net of waivers by ICAP. Without waivers of expenses, the ratio of expenses to average net assets would have been 0.97%, 1.12% and 1.44%, and the ratio of net investment income to average net assets would have been 1.39%, 0.83% and 0.85%, respectively.
<F4> Annualized.

See notes to financial statements.




                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)

                                1. Organization

ICAP Funds, Inc. ("ICAP") was incorporated on November 1, 1994 under the laws of the State of Maryland and is registered as an open-end management investment company under the Investment Company Act of 1940. Both the Discretionary Equity and Equity Portfolios (the "Portfolios") are diversified portfolios of ICAP. Institutional Capital Corporation is the investment adviser (the "Adviser") to the Portfolios. Both Portfolios commenced operations on January 1, 1995.

                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by ICAP in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Common stocks and other equity-type securities are valued at the last sales price on a national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is recognized daily.

b) Federal Income and Excise Taxes - It is each Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Portfolio. Therefore, no federal income or excise tax provision is required.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Dividends differ from book net investment income due to the nondeductible tax treatment of items such as organization costs. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at June 30, 1997, reclassifications were recorded from undistributed net investment income to reduce paid-in-capital by $2,015 for both the Discretionary Equity and Equity Portfolios.

d) Short-Term Investments - The Portfolios maintain uninvested cash in a bank overnight investment vehicle at their custodian. This may present credit risk to the extent the custodian fails to perform in accordance with the custody agreement. The creditworthiness of the custodian is monitored and this investment is considered to present minimal credit risk by the Portfolios' Adviser.

e) Other - Investment transactions are accounted for on the trade date plus one. The Portfolios determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                         3. Capital Share Transactions

Transactions in shares of the Portfolios were as follows:

                          DISCRETIONARY
                             EQUITY                       EQUITY
                            PORTFOLIO                    PORTFOLIO
                   --------------------------    -------------------------
                    SIX MONTHS        YEAR        SIX MONTHS        YEAR
                      ENDED          ENDED          ENDED          ENDED
                  JUNE 30, 1997  DEC. 31, 1996  JUNE 30, 1997  DEC. 31, 1996
                  -------------  -------------  -------------  -------------

 Shares sold          637,116      2,292,674      2,981,361      3,514,078
 Shares issued to
   holders in
   reinvestment of
   distributions       12,244        271,211         13,512        222,754
 Shares redeemed    (269,659)      (301,710)      (320,921)      (748,775)
                    ---------      ---------      ---------      ---------
 Net increase         379,701      2,262,175      2,673,952      2,988,057
                    =========      =========      =========      =========


                           4. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Portfolios for the six months ended June 30, 1997 are summarized below:

                                 DISCRETIONARY
                                     EQUITY              EQUITY
                                   PORTFOLIO           PORTFOLIO
                                  ------------         ---------

          Purchases               $78,443,721        $188,394,626
          Sales                   $74,259,785        $101,524,016


There were no purchases or sales of U.S. government obligations. At June 30, 1997, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $119,873,866 and $245,136,413 for the Discretionary Equity and Equity Portfolios, respectively, were as follows:

                                 DISCRETIONARY
                                     EQUITY              EQUITY
                                   PORTFOLIO           PORTFOLIO
                                 -------------         ---------
     Unrealized appreciation      $27,058,448        $45,961,433
     Unrealized depreciation        (536,414)        (1,325,338)
                                  -----------        -----------
     Net unrealized appreciation
         on investments           $26,522,034        $44,636,095
                                  ===========        ===========


                        5. Investment Advisory Agreement

The Portfolios have an agreement with the Adviser, with whom certain officers and directors of ICAP are affiliated, to furnish investment advisory services to the Portfolios. Under the terms of this agreement, the Portfolios will pay the Adviser a monthly fee at the annual rate of 0.80% of average net assets. If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 0.80%, the Adviser has agreed to voluntarily reimburse the Portfolios for the amount of such excess.



DIRECTORS

Pamela H. Conroy
  Senior Vice President and Director,
  Institutional Capital Corp.
Dr. James A. Gentry
  Professor of Finance,
  University of Illinois
Joseph A. Hays
  Retired Vice President/Corporate Relations,
  Tribune Company
Robert H. Lyon
  President, Chief Investment Officer
    and Director,
  Institutional Capital Corp.
Gary S. Maurer
  Executive Vice President and Director,
  Institutional Capital Corp.
Harold W. Nations
  Partner,
  Shefsky & Froelich Ltd.
Donald D. Niemann
  Executive Vice President and Director,
  Institutional Capital Corp.
Barbara C. Schanmier
  Senior Vice President and Director,
  Institutional Capital Corp.


OFFICERS

Robert H. Lyon
President

Pamela H. Conroy
Vice President and Treasurer

Donald D. Niemann
Vice President and Secretary


INVESTMENT ADVISER

Institutional Capital Corporation
225 West Wacker Drive, Suite 2400
Chicago, Illinois 60606-1229


CUSTODIAN

UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64141-6226


DIVIDEND-DISBURSING AND TRANSFER AGENT

Sunstone Investor Services, LLC
P.O. Box 2160
Milwaukee, Wisconsin 53201-2160


ADMINISTRATOR AND
FUND ACCOUNTANT

Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, Wisconsin 53202-5712


AUDITORS

Coopers & Lybrand L.L.P.
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-9905


LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202-3590


This report is submitted for the general information of shareholders of the ICAP
  Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Portfolios. The
    Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Portfolios.
                     Please read the Prospectus carefully.


ICAP Funds, Inc.    225 West Wacker Drive    Suite 2400     Chicago, IL  60606